Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2025
Summary of Significant Accounting Policies [Abstract]
Schedule of Plant and Equipment Expected Useful Lives	Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:
Expected useful life
Machineries	10 years
Motor vehicles	5 to 10 years
Forklift	10 years